MORGAN STANLEY PATHWAY FUNDS

Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income Fund

Municipal Bond Fund

Inflation-Linked Fixed Income Fund

Ultra-Short Term Fixed Income Fund

Alternative Strategies Fund

(the “Funds”)

Supplement dated March 19, 2021

to the Funds’ Statement of Additional Information (the “SAI”),

dated January 1, 2021, as supplemented.

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

The SAI is hereby amended and supplemented as follows:

The last paragraph under the “Investments in Investment Companies” heading in the “Investment Objectives, Management Policies and Risk Factors” section is hereby deleted and replaced with the following paragraph:

Investment companies may include index-based investments, such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into participation agreements with several ETF sponsor firms that permit, pursuant to one or more SEC orders, certain Funds, as determined by the Advisor, to purchase shares of those firms’ ETFs beyond the Section 12(d)(1) limits described above as permitted by such ETFs’ SEC exemptive relief.

Please retain this supplement for future reference.